PROSPECTUS SUPPLEMENT

                             DATED NOVEMBER 21, 2001

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MAY 1, 2001 FOR
                               THE CONSECO ADVISOR
   AN INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                    CONSECO ADVISOR VARIABLE ANNUITY ACCOUNT
                                       AND
                       CONSECO VARIABLE INSURANCE COMPANY


The purpose of this supplement is to describe the procedures we follow for allocating your purchase payment(s) to the Contract.

The following paragraphs are added to page 11 of the prospectus as the second and third paragraphs under the heading "Purchase Payments":

                  If your application and all requirement documentation are in good order and we have received your first purchase payment at our administrative office, we will issue your Contract on the Contract Date. Within 2 business days, we will allocate your first purchase payment(s) to the Rydex U.S. Government Money Market Subaccount ("Money Market Subaccount") and/or the Fixed Account. If you add any more money to the Contract, we will place those purchase payments first in the Money Market Subaccount and/or the Fixed Account. While held in the Fixed Account, your purchase payment(s) will be credited with interest at the current fixed account rates. While held in the Money Market Subaccount, your purchase payment(s) will be credited with gains and losses of that Subaccount.

                  Fourteen (14) days after the Contract Date, you may (through your Financial Advisor) transfer any money in the Money Market Subaccount and the Fixed Account to any Subaccounts and the Fixed Account.

PLEASE USE THIS SUPPLEMENT WITH YOUR CONSECO ADVISOR PROSPECTUS. READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.




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